UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 23, 2003
                        (Date of earliest event reported)


                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                          1-225                 39-0394230

  (State or other jurisdiction          (Commission File     (IRS Employer
     of incorporation)                    Number)            Identification No.)


           P.O. Box 619100, Dallas, Texas                             75261-9100
         (Address of principal executive offices)                     (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements and Exhibits

(c)       Exhibits.

99.1 Press Release issued by Kimberly-Clark Corporation on July 23, 2003 regarding the Corporation's second quarter results of operations, strategic plan and long-term objectives.


Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition)

         The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

         The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Kimberly-Clark Corporation, dated July 23, 2003, reporting the Corporation's results of operations for the second quarter ended June 30, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KIMBERLY-CLARK CORPORATION



Date:  July 23, 2003                                  By:    /s/ Mark A. Buthman
                                                          ----------------------
                                                      Mark A. Buthman
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

     (99.1) Press release issued by Kimberly-Clark Corporation on July 23, 2003, regarding the Corporation's second quarter results of operations, strategic plan and long-term objectives.